UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

SEMIANNUAL REPORT February 29, 2020

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc., covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020 as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris, Hiram Hamilton and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. produced a total return of 1.56% on a net-asset-value basis and a return of 3.93% on market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.3240 per share, which reflects an annualized distribution rate of 6.95.2

Global credit instruments generally produced positive total returns over the six months. The fund produced a positive total return, attributable in part to its positions in structured credit and loans, which performed well during the period. The fund’s holdings did produce competitive levels of current income during the six months.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured, floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months, in an environment of supportive central bank policies, improving trade relations and optimism regarding global economic growth prospects. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged, due to progress in U.S./China trade negotiations and stronger, forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the Coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Constructing a Diversified, Income-Oriented Portfolio

Over the period, the portfolio’s structured credit positions made a significant contribution to returns. The fund was positioned in U.S. and European collateralized loan obligations (CLOs) which rallied during the months of November, December and January. Loans also performed well after lagging earlier in the period as the Fed cut rates. As rates rose during November, December and January, the floating rate securities posted strong performance. Security selection within the global high yield allocation was also additive, stemming in part from selections within the financials and broadcasting industries. From a credit rating perspective, CLOs with BB and B ratings contributed most to performance. An underweight to loans with a CCC rating was also additive, as CCC rated loans underperformed the broader market for the six months.

The fund’s performance was constrained by short duration exposure. In an environment where higher duration securities generally outperformed, the more conservative duration positioning of the floating rate loan and high yield allocations detracted from performance. Security selection results within the energy sector were also not additive. From a credit rating perspective, an underweight allocation to higher quality BB rated loans, which performed well during the period, provided a headwind to results.

Capitalizing on the Current Environment

As of the end of the reporting period, we are anticipating an uncertain economic and investment environment stemming from the coronavirus outbreak. It is our opinion that the effects on commerce activity and supply chains may be a little deeper than initially anticipated. Thus far, we have seen some efforts by central banks to mitigate the economic effects of the virus and expect there might be more support on the horizon. It is a fluid situation. The fund is constructed in a manner that can take advantage of changes in the market environment. It has the flexibility to invest across U.S. and European high yield, loan, and structured credit instruments. The ability of the fund to take advantage of special situations investments can also be potentially advantageous as different opportunities present themselves in a shifting marketplace. We have also recently been taking steps to expand the investment opportunity set in the high yield space.

In terms of investment opportunities within the various sectors, we are still being very cautious on commodities, particularly energy. We are also currently assessing exposures to industries where companies’ revenue streams can be influenced by the population’s willingness to be in public around large groups of people, such as leisure, gaming, and retail businesses. These areas may by impacted by concerns over virus exposure.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market rpice per share, as applicable. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Collateralized Loan Obligations ("CLOs") and other types of Collateralized debt obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund will invest typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Although the Senior Secured Loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan default, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 70.9%
Aerospace & Defense - 2.6%
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	190,000	[b]	190,814
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	2,160,000	[b,c]	2,138,400
TransDigm, Gtd. Notes		6.50	5/15/2025	1,105,000	[c]	1,142,885
					3,472,099
Automobiles & Components - 1.1%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	485,000	[c]	470,588
Tenneco, Sr. Scd. Bonds	EUR	5.00	7/15/2024	920,000	[c]	985,947
					1,456,535
Chemicals - 1.9%
CVR Partners, Scd. Notes		9.25	6/15/2023	1,315,000	[b]	1,344,042
INEOS Group Holdings, Scd. Notes		5.63	8/1/2024	540,000	[b,c]	543,370
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	760,000	[b,c]	724,136
					2,611,548
Collateralized Loan Obligations Debt - 22.0%
Battalion CLO VII, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%		8.15	7/17/2028	750,000	[b,d]	740,556
Cairn CLO III, Ser. 2013-3A, Cl. F, 6 Month EURIBOR +6.60% @ Floor	EUR	6.60	10/20/2028	3,000,000	[b,c,d]	3,193,244
Carlyle Global Market Strategies Euro CLO, Ser. 2015-3A, Cl. ER, 3 Month EURIBOR +6.44% @ Floor	EUR	6.44	7/15/2030	2,000,000	[b,d]	1,959,988
Carlyle Global Market Strategies Euro CLO, Ser. 2016-2A, Cl. E, 3 Month EURIBOR +7.75% @ Floor	EUR	7.75	1/18/2030	2,000,000	[b,c,d]	2,151,205
CIFC Funding CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.00%		6.82	4/18/2031	1,000,000	[b,d]	904,313
Dryden 49 Senior Loan Fund CLO, Ser. 2017-49A, Cl. E, 3 Month LIBOR +6.30%		8.12	7/18/2030	1,350,000	[b,d]	1,308,771
Euro-Galaxy IV CLO, Ser. 2015-4A, Cl. FR, 3 Month EURIBOR +6.85 @ Floor	EUR	6.85	7/30/2030	2,000,000	[b,d]	2,018,605
Marble Point CLO XII, Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%		7.84	7/16/2031	750,000	[b,d]	658,684
OCP CLO, Ser. 2014-6A, Cl. DR, 3 Month LIBOR +6.52%		8.36	10/17/2030	1,000,000	[b,d]	927,716
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		7.89	4/17/2031	2,000,000	[b,d]	1,787,269
OZLM XIII CLO, Ser. 2015-13A, Cl. D, 3 Month LIBOR +5.45%		7.22	7/30/2027	2,250,000	[b,d]	2,039,290
OZLME III CLO, Ser. 3X, Cl. F, 3 Month EURIBOR +6.45% @ Floor	EUR	6.45	8/24/2030	1,000,000	[d]	948,877

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 70.9% (continued)
Collateralized Loan Obligations Debt - 22.0% (continued)
Penta CLO 2, Ser. 2015-2A, Cl. F, 3 Month EURIBOR +5.48% @ Floor	EUR	5.48	8/4/2028	3,000,000	[b,c,d]	3,043,861
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		7.54	5/20/2031	750,000	[b,d]	696,140
Sounds Point CLO IV-R, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%		8.07	4/18/2031	750,000	[b,d]	630,244
St. Paul's CLO V, Ser. 5A, Cl. FR, 3 Month EURIBOR +6.60% @ Floor	EUR	6.60	8/20/2030	4,000,000	[b,c,d]	3,968,230
Vibrant CLO III, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%		8.17	10/20/2031	1,000,000	[b,d]	840,645
Wellfleet CLO X, Ser. 2019-XA, CI. D, 3 Month LIBOR +7.03%		8.85	4/20/2032	1,776,000	[b,d]	1,780,503
					29,598,141
Collateralized Loan Obligations Equity - 2.9%
Dryden 36 Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUB		7.60	4/15/2029	2,450,931	[b,e]	1,233,924
Dryden 36 Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUBR		8.11	4/15/2029	484,569	[b,e]	243,956
KVK CLO, Ser. 2018-1A, Cl. SUB1		7.88	5/20/2029	4,000,000	[b,e]	1,019,564
Madison Park Funding X CLO, Ser. 2012-10A, Cl. SUB		2.95	1/20/2029	3,000,000	[b,e]	1,435,215
					3,932,659
Commercial & Professional Services - 2.0%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	685,000	[b]	531,961
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	1,000,000	[c]	884,264
Midas Intermediate Holdco II, Gtd. Notes		7.88	10/1/2022	220,000	[b]	211,956
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	828,000	[b,c]	772,284
Prime Security Services Borrower, Sr. Scd. Notes		5.25	4/15/2024	270,000	[b]	280,013
					2,680,478
Consumer Discretionary - 2.8%
AMC Entertainment Holdings, Gtd. Bonds	GBP	6.38	11/15/2024	585,000		663,791
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	430,000	[b]	430,000
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	690,000	[b]	717,886
International Game Technology, Sr. Scd. Notes		6.50	2/15/2025	605,000	[b,c]	656,419
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	295,000	[b]	289,835
Taylor Morrison Communities, Gtd. Notes		5.88	1/31/2025	460,000	[b,c]	472,940

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 70.9% (continued)
Consumer Discretionary - 2.8% (continued)
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	560,000	[b]	578,432
					3,809,303
Diversified Financials - 6.2%
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	540,000	[b,c]	713,928
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	1,465,000	[c]	1,938,378
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	1,165,000	[b,c]	1,203,835
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/2023	830,000	[c]	1,077,783
Icahn Enterprises, Gtd. Notes		6.75	2/1/2024	355,000		368,460
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	1,485,000	[b]	1,550,585
Navient, Sr. Unscd. Notes		5.88	10/25/2024	525,000		539,443
Quicken Loans, Gtd. Notes		5.75	5/1/2025	900,000	[b]	923,998
					8,316,410
Energy - 4.4%
Antero Midstream Partners, Gtd. Notes		5.38	9/15/2024	315,000		238,612
Blue Racer Midstream, Gtd. Notes		6.13	11/15/2022	320,000	[b,c]	293,127
Callon Petroleum, Gtd. Notes		6.25	4/15/2023	455,000	[c]	385,617
Chesapeake Energy, Scd. Notes		11.50	1/1/2025	115,000	[b]	69,000
Crestwood Midstream Partners, Gtd. Notes		5.75	4/1/2025	235,000		230,298
Genesis Energy, Gtd. Bonds		5.63	6/15/2024	1,110,000	[c]	957,836
Gulfport Energy, Gtd. Notes		6.38	5/15/2025	1,040,000		333,232
Oasis Petroleum, Gtd. Notes		6.88	3/15/2022	185,000		145,687
PDC Energy, Gtd. Notes		6.13	9/15/2024	350,000		328,235
Precision Drilling, Gtd. Notes		7.75	12/15/2023	1,485,000	[c]	1,459,629
Shelf Drilling Holdings, Gtd. Notes		8.25	2/15/2025	785,000	[b]	653,505
SM Energy, Sr. Unscd. Notes		5.63	6/1/2025	270,000		209,813
Southwestern Energy, Gtd. Notes		6.20	1/23/2025	330,000		245,022
Summit Midstream Holdings, Gtd. Notes		5.75	4/15/2025	445,000		330,597
					5,880,210
Environmental Control - 1.1%
GFL Environmental, Sr. Unscd. Notes		5.38	3/1/2023	1,445,000	[b]	1,477,512
Food Products - 1.6%
Albertsons, Gtd. Notes		6.63	6/15/2024	2,100,000	[c]	2,162,979
Forest Products & Other - 1.1%
Mercer International, Sr. Unscd. Notes		7.38	1/15/2025	1,520,000	[c]	1,539,631
Health Care - 2.6%
Bausch Health, Gtd. Notes		6.13	4/15/2025	965,000	[b]	986,312

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 70.9% (continued)
Health Care - 2.6% (continued)
Community Health Systems, Sr. Scd. Notes		6.63	2/15/2025	445,000	[b]	455,012
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	310,000	[b]	308,355
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	2,035,000	[b,c]	1,735,028
					3,484,707
Industrial - .2%
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	310,000	[b]	300,700
Information Technology - .9%
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	1,095,000	[b]	1,170,320
Insurance - 1.4%
USI, Sr. Unscd. Notes		6.88	5/1/2025	1,845,000	[b]	1,841,070
Materials - 3.1%
Ardagh Packaging Finance, Gtd. Notes		6.00	2/15/2025	780,000	[b]	815,100
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	1,046,000	[b,c]	1,019,860
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,590,000	[b,c]	1,544,971
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	775,000	[b,c]	783,723
					4,163,654
Media - 4.0%
Altice Finco, Scd. Notes		7.63	2/15/2025	829,000	[b]	865,613
Altice Luxembourg, Gtd. Notes		7.63	2/15/2025	244,000	[b]	253,760
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,150,000	[c]	1,181,987
Entercom Media, Gtd. Notes		7.25	11/1/2024	945,000	[b,c]	993,823
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	940,000	[b]	945,090
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	207,000	[b,c]	208,638
Townsquare Media, Gtd. Notes		6.50	4/1/2023	645,000	[b,c]	653,330
Virgin Media Receivables Financing, Sr. Scd. Bonds	GBP	5.50	9/15/2024	200,000	[c]	262,661
					5,364,902
Metals & Mining - 1.3%
First Quantum Minerals, Gtd. Notes		7.50	4/1/2025	675,000	[b]	644,345
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	1,190,000	[b]	1,148,844
					1,793,189
Real Estate - .4%
Haya Finance 2017, Sr. Scd. Bonds	EUR	5.25	11/15/2022	500,000		513,241
Retailing - .4%
New Look Financing, Sr. Scd. Bonds	GBP	12.00	5/3/2024	247,425		172,894
Shop Direct Funding, Sr. Scd. Notes	GBP	7.75	11/15/2022	200,000	[b]	237,382

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 70.9% (continued)
Retailing - .4% (continued)
Top Gun Realisations 74, Sr. Scd. Bonds	GBP	6.50	7/1/2022	635,000	[f]	153,674
					563,950
Technology Hardware & Equipment - .8%
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	1,120,000	[b,c]	1,117,547
Telecommunication Services - 5.3%
Cincinnati Bell, Gtd. Notes		7.00	7/15/2024	830,000	[b]	874,604
CommScope, Gtd. Notes		5.50	6/15/2024	1,295,000	[b,c]	1,233,604
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,240,000	[b,c]	1,320,538
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	1,170,000	[b,c]	1,026,189
Sprint, Gtd. Notes		7.63	2/15/2025	2,330,000		2,708,625
					7,163,560
Utilities - .8%
Viridian Group FinanceCo, Sr. Scd. Notes	GBP	4.75	9/15/2024	790,000		1,036,775
Total Bonds and Notes (cost $101,956,783)				95,451,120

Floating Rate Loan Interests - 68.6%
Advertising - 1.7%
ABG Intermediate Holdings 2, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	9/29/2024	685,000	[d]	674,297
Clear Channel Outdoor Holdings, Term Loan B, 1 Month LIBOR +3.50%		5.10	8/21/2026	441,768	[d]	437,627
Polyconcept North America Holdings, First Lien Closing Date Term Loan, 1 Month LIBOR +4.50%		6.10	8/16/2023	733,136	[d]	733,151
Terrier Media Buyer, Term Loan, 3 Month LIBOR +4.25%		6.15	12/17/2026	450,039	[d]	447,978
					2,293,053
Automobiles & Components - .5%
CTOS, Term B Loan, 1 Month LIBOR +4.25%		5.90	4/18/2025	207,137	[d]	207,913
Panther BF Aggregator 2, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.50%		5.10	4/30/2026	424,765	[d]	414,677
					622,590
Building Materials - 1.7%
Clay Holdco, Facility Term B Loan, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	11/1/2026	1,000,000	[d]	1,102,747
Forterra Finance, Replacement Term Loan, 1 Month LIBOR +3.00%		4.60	10/25/2023	623,265	[d]	603,788

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Building Materials - 1.7% (continued)
NCI Building Systems, Initial Term Loan, 1 Month LIBOR +3.75%		5.41	4/12/2025	569,560	[d]	555,321
					2,261,856
Chemicals - 1.4%
AgroFresh, Term Loan,1 Month LIBOR +4.75%		6.35	7/31/2021	732,737	[c,d]	687,552
ColourOZ Investment 2, First Lien Initial Term B-2 Loan, 3 Month LIBOR +3.00%		4.79	9/7/2021	425,700	[d]	364,063
ColourOZ Investment 2, First Lien Initial Term C Loan , 3 Month LIBOR +3.00%		4.80	9/7/2021	70,373	[d]	60,184
Innophos Holdings, Initial Term Loan, 3 Month LIBOR +3.75%		5.42	2/7/2027	219,751	[d]	218,378
Polar US Borrower, Initial Term Loan, 3 Month LIBOR +4.75%		6.66	10/16/2025	586,672	[d]	573,472
					1,903,649
Commercial & Professional Services - 8.4%
Amentum Government Services Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.76	2/3/2027	376,506	[d]	376,350
APX Group, Term Loan, 3 Month LIBOR +5.00%		6.70	12/31/2025	372,440	[d]	367,086
AVSC Holding, First Lien 2019 Incremental Term Loan, 3 Month LIBOR +4.50%		6.20	10/15/2026	272,521	[d]	258,895
AVSC Holding, Second Lien Initial Term Loan, 3 Month LIBOR +7.25%		9.01	9/1/2025	207,000	[d]	204,240
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.36	2/7/2026	227,695	[d]	225,561
Cast & Crew Payroll, Term Loan, 1 Month LIBOR +3.75%		5.36	2/7/2026	43,615	[d]	43,125
Creative Artists Agency, Incremental Term Loan, 1 Month LIBOR +3.75%		5.35	11/26/2026	219,054	[d]	218,325
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		6.80	1/31/2024	223,812	[c,d]	224,698
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%		6.44	4/18/2025	258,313	[d]	251,855
Indigocyan Holdco 3, Facility Term B Loan, 3 Month LIBOR +5.00%	GBP	5.67	12/31/2024	2,000,000	[d]	2,436,085
Lineage Logistics, Term Loan, 1 Month LIBOR +3.00%		4.60	2/27/2025	124,280	[d]	122,766
Minerva Bidco, Term B Loan, 3 Month LIBOR +4.75%	GBP	5.44	8/31/2025	1,000,000	[d]	1,277,342

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Commercial & Professional Services - 8.4% (continued)
National Intergovernmental, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		5.69	5/23/2025	287,813	[d]	285,654
North American Lifting Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.44	11/27/2020	472,470	[d]	420,760
Pi Lux Finco, Second Lien Facility 1 Term Loan, 1 Month LIBOR +7.25%		8.85	1/1/2026	1,000,000	[d]	980,000
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.85	5/1/2025	554,343	[c,d]	551,745
Prime Security Services Borrower, 2019 Refinancing Term Loan B-1, 1 Month LIBOR +3.25%		4.91	9/23/2026	368,688	[d]	359,931
Sabert, Initial Term Loan, 1 Month LIBOR +4.50%		6.19	12/10/2026	446,246	[d]	446,246
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		6.10	8/27/2025	788,794	[d]	787,315
Wand NewCo 3, Tranche Term B-1 Loan, 1 Month LIBOR +3.00%		4.60	2/5/2026	601,975	[d]	592,193
Weight Watchers International, Initial Term Loan, 3 Month LIBOR +4.75%		6.72	11/29/2024	955,348	[d]	956,146
					11,386,318
Consumer Discretionary - 2.8%
Allen Media, Term Loan, 3 Month LIBOR +5.50%		7.23	2/11/2027	219,949	[d]	217,200
Alpha AB Bidco, Facility Term B Loan, 1 Month EURIBOR +3.75%	EUR	3.50	9/11/2025	1,000,000	[d]	1,081,407
Dealer Tire, Term B-1 Loan, 1 Month LIBOR +4.25%		5.85	2/5/2027	573,235	[d]	568,219
Hayward Industries, Initial Term Loan, 1 Month LIBOR +3.50%		5.10	8/4/2024	103,576	[c,d]	101,721
Stars Group Holdings, USD Term Loan, 3 Month LIBOR +3.50%		5.44	7/10/2025	499,942	[d]	499,785
Station Casinos, Facility Term Loan B-1, 1 Month LIBOR +2.25%		3.86	1/31/2027	217,645	[d]	213,383
UFC Holdings, Term Loan B, 1 Month LIBOR +3.25%		4.86	4/29/2026	323,375	[d]	320,384
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	12/15/2024	805,549	[d]	775,341
William Morris Endeavor, New Term B-1 Loan, 1-3 Month LIBOR +2.75%		4.36	5/18/2025	37,531	[d]	36,421
					3,813,861

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Consumer Staples - .4%
KIK Custom Products, Term B-3 Loan, 1 Month LIBOR +4.00%		5.60	5/15/2023	505,000	[d]	499,528
Diversified Financials - .9%
Fiserv Investment Solutions, Initial Term Loan, 3 Month LIBOR +4.75%		6.44	2/20/2027	370,000	[d]	372,314
VFH Parent, Initial Term Loan, 1 Month LIBOR +3.50%		5.17	3/1/2026	810,008	[d]	807,732
					1,180,046
Electronic Components - 1.6%
Idemia Identity & Securities, Facility Term B Loan, 3 Month EURIBOR +3.75% @ Floor	EUR	3.75	1/10/2024	2,000,000	[d]	2,173,998
Energy - 3.4%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%		5.44	11/1/2024	270,000	[d]	238,275
Blackstone CQP Holdco, Initial Term Loan, 3 Month LIBOR +3.50%		5.41	9/30/2024	152,354	[d]	149,669
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%		5.64	5/29/2025	296,985	[d]	248,354
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%		5.89	7/18/2025	355,818	[d]	325,276
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR +7.25%		9.19	12/19/2022	507,267	[d]	508,672
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%		5.60	5/22/2026	682,141	[d]	643,348
Lucid Energy Group II, Initial Term Loan, 1 Month LIBOR +3.00%		4.60	2/18/2025	851,567	[d]	785,997
Natgasoline, Initial Term Loan, 3 Month LIBOR +3.50%		5.44	11/14/2025	455,324	[d]	454,186
Prairie ECI Acquiror, Initial Term Loan, 3 Month LIBOR +4.75%		6.69	3/11/2026	514,153	[d]	499,371
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +4.00%		5.61	9/27/2024	126,528	[d]	106,600
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%		7.83	6/21/2026	733,163	[d]	685,507
					4,645,255
Environmental Control - .1%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%		5.69	5/11/2025	190,000	[d]	178,600

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Food Products - .6%
Atkins Nutritionals Holdings, Initial Term Loan, 1 Month LIBOR +3.75%		5.40	7/7/2024	312,684	[d]	313,466
Froneri US, USD Second Lien Facility Loan, 1 Month LIBOR +5.75%		7.35	1/31/2028	450,861	[d]	453,115
					766,581
Food Service - 1.0%
Telfer Investments, Facility Term B-1 Loan, 3 Month EURIBOR +4.75% @ Floor	EUR	4.75	7/1/2026	1,000,000	[d]	1,068,072
TKC Holdings, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.36	2/1/2023	300,000	[d]	284,850
					1,352,922
Health Care - 7.8%
Agiliti Health, Term Loan, 1 Month LIBOR +3.00%		4.69	1/4/2026	41,678	[d]	41,314
Air Medical Group Holdings, 2017-2 New Term Loan, 3 Month LIBOR +4.25%		5.86	3/14/2025	294,249	[d]	280,272
Air Medical Group Holdings, 2018 Term Loan, 2 Month LIBOR +3.25%		4.93	4/28/2022	518,677	[d]	491,446
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		5.44	4/21/2024	416,794	[d]	346,981
Albany Molecular Research, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.85	8/31/2024	494,937	[d]	487,307
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	9/28/2024	720,244	[d]	690,649
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		9.35	8/15/2025	110,000	[d]	98,817
Auris Luxembourg III, Facility B1 Term Loan, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	2/21/2026	1,000,000	[d]	1,064,395
Auris Luxembourg III, Facility Term B-2 Loan, 1 Month LIBOR +3.75%		5.35	2/21/2026	630,190	[d]	593,954
CPI Holdco, First Lien Closing Date Term Loan, 3 Month LIBOR +4.25%		6.19	11/4/2026	415,359	[d]	417,436
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.87	1/8/2027	369,820	[d]	368,433
Dentalcorp Health Service, Initial Term Loan, 1 Month LIBOR +3.75%		5.35	6/6/2025	782,547	[d]	771,786

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Health Care - 7.8% (continued)
Envision Healthcare, Initial Term Loan, 1 Month LIBOR +3.75%		5.35	10/10/2025	544,625	[d]	441,963
EyeCare Partners, First Lien Initial Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor		1.00	2/18/2027	7,360	[d,g]	7,274
EyeCare Partners, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		5.42	2/18/2027	31,544	[d]	31,176
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.44	3/5/2026	425,070	[d]	420,288
Immucor, Term B-3 Loan, 3 Month LIBOR +5.00%		6.94	6/15/2021	389,248	[d]	385,355
MED ParentCo, First Lien Delayed Draw Term Loan, 1 Month LIBOR +4.25%		5.32	8/31/2026	138,292	[d,g]	136,651
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		5.85	8/31/2026	552,735	[d]	546,174
Novacap Group Bidco, Facility Term B Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	6/22/2023	1,000,000	[d]	1,027,369
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.25%		4.91	6/30/2025	671,521	[d]	641,302
Petvet Care Centers, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		7.85	2/15/2026	400,000	[d]	398,876
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%		4.86	8/31/2024	847,832	[d]	822,397
					10,511,615
Industrial - 4.3%
Brand Industrial Service, Initial Term Loan, 3 Month LIBOR +4.25%		6.09	6/21/2024	1,076,153	[d]	1,056,513
Dynasty Acquisition I, 2020 Specified Refinancing Term Facility B-1 Loan, 3 Month LIBOR +3.50%		5.21	4/8/2026	581,981	[d]	572,160
Husky Injection Molding, Initial Term Loan, 1 Month LIBOR +3.00%		4.60	3/28/2025	598,477	[d]	561,321
Qualtek USA, Tranche Term B Loan, 2-3 Month LIBOR +6.25%		8.20	7/18/2025	316,237	[d]	309,517
Standard Aero, 2020 Specified Refinancing Term Facility B-2 Loan, 3 Month LIBOR +3.50%		5.21	4/8/2026	312,893	[d]	307,613

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Industrial - 4.3% (continued)
Travelport Finance Luxembourg, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		6.94	5/30/2026	1,186,821	[d]	920,528
USIC Holdings, Term Loan B, 1 Month LIBOR +3.25%		4.85	12/9/2023	324,192	[d,g]	320,005
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		5.94	3/8/2025	344,124	[d]	288,204
VM Consolidated, Term B-1 Loan, 1 Month LIBOR +3.25%		4.85	2/28/2025	551,370	[d]	546,545
Yak Access, First Lien Initial Term Loan, 1 Month LIBOR +5.00%		6.60	7/11/2025	962,500	[d]	909,562
					5,791,968
Information Technology - 8.5%
AI Avocado Holding, Facility Term B3 Loan, 1 Month EURIBOR +4.50% @ Floor	EUR	4.50	9/30/2023	1,987,635	[d]	2,134,215
Boxer Parent, Initial Dollar Term Loan, 1 Month LIBOR +4.25%		5.85	10/2/2025	565,714	[d]	545,207
Camelia Bidco, Facility Term B1 Loan, 3 Month LIBOR +4.75%	GBP	5.54	10/5/2024	2,000,000	[d]	2,557,658
Camelot Finance, Initial Term Loan, 1 Month LIBOR +3.25%		4.85	10/31/2026	102,623	[d]	102,366
Compuware, Senior Secured Term Loan, 1 Month LIBOR +4.00%		5.60	8/23/2025	735,351	[d]	737,803
Dcert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		5.60	10/16/2026	630,515	[d]	625,392
Dun & Bradstreet, Term Loan B, 1 Month LIBOR +4.00%		5.61	2/8/2026	852,752	[d]	856,482
Emerald TopCo, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.10	7/26/2026	187,930	[d]	187,910
Evergreen Skills Lux, First Lien Initial Term Loan, 3 Month LIBOR +4.75%		6.53	4/28/2021	997,361	[d]	799,136
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.50%		5.10	7/1/2024	348,292	[d]	347,421
Informatica, Term Loan, 6 Month LIBOR +7.13% @ Floor		7.13	2/14/2027	271,659	[d]	266,905
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.85	12/1/2024	346,119	[d]	340,111
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		6.03	5/18/2025	869,393	[d]	850,918
Rackspace Hosting, First Lien Term B Loan, 2-3 Month LIBOR +3.00%		4.75	11/3/2023	428,900	[d]	411,317

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Information Technology - 8.5% (continued)
SCS Holdings I, New Tranche Term Loan B, 1 Month LIBOR +3.50%		5.10	7/1/2026	243,366	[d]	243,061
TIBCO Software, Term Loan, 1 Month LIBOR +3.75%		5.16	7/3/2026	217,089	[d]	215,189
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.35	5/3/2026	206,584	[d]	206,326
					11,427,417
Insurance - 5.0%
Alliant Holdings Intermediate, 2018 Initial Term Loan, 1 Month LIBOR +3.00%		4.60	5/10/2025	612,949	[d]	602,223
Amynta Agency Borrower, Term Loan, 1 Month LIBOR +4.50%		6.10	2/28/2025	326,471	[d]	307,189
AssuredPartners, 2020 February Refinancing Term Loan, 1 Month LIBOR +3.50%		5.10	2/11/2027	589,871	[d]	581,023
Asurion, Second Lien Replacement Term B-2 Loan, 1 Month LIBOR +6.50%		8.10	8/4/2025	3,053,939	[d]	3,069,209
HUB International, 2019 Incremental Term Loan, 3 Month LIBOR +4.00%		5.69	4/25/2025	550,337	[d]	550,337
Sedgwick CMS, 2019 New Term Loan, 1 Month LIBOR +4.00%		5.60	9/4/2026	226,079	[d]	224,666
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%		4.85	12/31/2025	743,123	[d]	728,261
USI, 2019 New Term Loan, 3 Month LIBOR +4.00%		5.94	12/2/2026	612,883	[d]	611,093
					6,674,001
Internet Software & Services - 3.9%
ION Trading Finance, Initial Euro Term Loan, 3 Month EURIBOR +3.25%	EUR	4.25	11/21/2024	2,000,000	[d]	2,154,546
PUG, USD Term B Loan, 3 Month LIBOR +3.50%		5.17	2/13/2027	458,298	[d]	433,091
Speedster Bidco GmbH, Second Lien Initial Term Loan, 3 month EURIBOR +6.25% @ Floor	EUR	6.25	2/14/2028	1,000,000	[d]	1,125,477
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.39	10/11/2025	835,290	[d]	814,754
Web.com Group, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		9.39	10/11/2026	112,586	[d]	108,857

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Internet Software & Services - 3.9% (continued)
WeddingWire, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	6.10	12/21/2025	600,596	[d]	591,587
				5,228,312
Materials - 3.2%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	6.11	7/31/2025	744,269	[c,d]	659,609
Canister International, Initial Term Loan, 1 Month LIBOR +4.75%	6.35	12/20/2026	217,100	[d]	217,372
Charter NEX US, Incremental Term Loan, 1 Month LIBOR +3.50%	5.10	5/16/2024	427,059	[d]	423,322
Flex Acquisition, 2018 Incremental Term B Loan, 3 Month LIBOR +3.25%	5.16	6/29/2025	745,000	[d]	714,969
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%	5.85	10/19/2023	247,449	[c,d]	233,839
LABL, Initial Dollar Term Loan, 1 Month LIBOR +4.50%	6.10	7/2/2026	352,335	[d]	349,472
Murray Energy, Superpriority Term B-2 Loan, 3 Month LIBOR +7.25%	9.35	10/17/2022	488,400	[d,f]	85,993
Plaze, Initial Term Loan, 1 Month LIBOR +3.50%	5.16	8/3/2026	220,292	[d]	220,108
Tecostar Holdings, 2017 First Lien Term Loan, 1 Month LIBOR +3.25%	4.89	5/1/2024	487,876	[d]	482,387
TricorBraun, 3 Month LIBOR +3.75% and PRIME +2.75%	6.29	11/30/2023	984,782	[c,d]	974,934
				4,362,005
Media - 1.4%
Banijay Group US Holding, USD Term Loan, 1 Month LIBOR +3.75%	5.35	3/1/2025	268,664	[d]	265,306
Diamond Sports Group, Term Loan, 1 Month LIBOR +3.25%	4.88	8/24/2026	460,501	[d]	423,086
NEP Group, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.25%	4.85	10/20/2025	124,763	[d]	116,862
NEP Group, Second Lien Initial Term Loan, 1 Month LIBOR +7.00%	8.60	10/19/2026	407,263	[d]	362,464
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%	4.35	3/15/2024	127,000	[d]	122,618

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Media - 1.4% (continued)
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%		4.89	8/19/2023	679,990	[d]	659,590
					1,949,926
Metals & Mining - .1%
Arconic Rolled Products, Term Loan, 1 Month LIBOR +2.75%		4.38	2/4/2027	108,850	[d]	107,897
Retailing - 3.0%
Bass Pro Group, Initial Term Loan, 1 Month LIBOR +5.00%		6.60	9/25/2024	448,636	[d]	430,691
EG Finco, Term B Loan, 3 Month LIBOR +4.75%	GBP	5.54	2/5/2025	2,274,444	[d]	2,803,176
Staples, 2019 Refinancing New Term Loan B-1, 1 Month LIBOR +5.00%		6.66	4/12/2026	556,614	[d]	542,142
Talbots, First Lien Initial Term Loan, 1 Month LIBOR +7.00%		8.60	11/28/2022	208,663	[d]	204,751
					3,980,760
Semiconductors & Semiconductor Equipment - .6%
Natel Engineering, Initial Term Loan, 1 Month LIBOR +5.00%		6.60	4/30/2026	552,406	[d]	530,310
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%		6.10	8/27/2025	327,273	[d]	320,727
					851,037
Technology Hardware & Equipment - 2.0%
Access CIG, First Lien Term B Loan, 1 Month LIBOR +3.75%		5.40	2/27/2025	225,000	[d]	223,594
McAfee, USD Term B Loan, 1 Month LIBOR +3.75%		5.35	9/29/2024	969,098	[d]	962,740
Perforce Software, Term Loan, 1 Month LIBOR +3.75%		5.35	7/1/2026	349,125	[d]	344,325
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		6.10	11/2/2025	264,815	[d]	265,146
Surf Holdings, Term Loan, 3 Month LIBOR +3.50%		4.81	2/25/2027	233,459	[d]	230,249
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.69	8/20/2025	748,106	[d]	724,728
					2,750,782
Telecommunication Services - 2.9%
Altice France, USD Incremental Term B-13 Loan, 1 Month LIBOR +4.00%		5.66	8/14/2026	1,291,730	[d]	1,269,125
Connect Finco, Initial Term Loan, 1 Month LIBOR +4.50%		6.11	12/12/2026	380,000	[d,g]	376,675

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 68.6% (continued)
Telecommunication Services - 2.9% (continued)
Front Range BidCo, Term Loan, 3 Month LIBOR +3.00%	4.01	2/21/2027	177,181	[d]	173,607
Intelsat Jackson Holdings, Tranche B-4 Term Loan, 6 Month LIBOR +4.50%	6.43	1/2/2024	211,190	[d]	213,415
Iridium Satellite, Initial Term Loan, 1 Month LIBOR +3.75%	5.35	11/4/2026	1,157,704	[d]	1,158,792
SpeedCast International, Initial Term Loan, 3 Month LIBOR +2.75%	4.55	5/15/2025	125,146	[d]	83,431
West, Initial Term Loan B, 1 Month LIBOR +4.00%	5.60	10/10/2024	764,121	[d]	611,935
				3,886,980
Utilities - 1.4%
Eastern Power, Term B Loan, 1 Month LIBOR +3.75%	5.35	10/2/2025	587,928	[d]	581,681
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	5.35	6/3/2024	1,030,000	[d]	995,237
Pike, 2019 New Term Loan, 1 Month LIBOR +3.25%	4.86	7/24/2026	304,309	[d]	302,570
				1,879,488
Total Floating Rate Loan Interests (cost $94,884,932)			92,480,445
			Shares
Common Stocks - .0%
Retailing - .0%
New Look Secured Issuer (cost $43,303)			1,589,392	[h]	32,605

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,203,655)	1.59	8,203,655	[i] 8,203,655
Total Investments (cost $205,088,673)		145.6%	196,167,825
Liabilities, Less Cash and Receivables		(45.6%)	(61,450,585)
Net Assets		100.0%	134,717,240

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $71,833,659 or 53.32% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

f Non-income producing—security in default.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	24.9
Consumer, Non-cyclical	23.1
Communications	19.2
Industrial	17.5
Financial	13.7
Technology	12.8
Consumer, Cyclical	11.6
Energy	7.9
Investment Companies	6.1
Basic Materials	5.9
Utilities	2.2
Diversified	.7
145.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,377,011	81,501,866	80,675,222	8,203,655	6.1	44,803

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS February 29, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	9,801,661	British Pound	7,530,000	3/18/2020	141,542
Goldman Sachs
Euro	1,060,000	United States Dollar	1,154,256	3/31/2020	18,385
United States Dollar	3,850,465	Euro	3,535,943	3/31/2020	(61,227)
United States Dollar	26,486,247	Euro	24,410,000	3/18/2020	(495,066)
British Pound	3,290,000	United States Dollar	4,282,742	3/31/2020	(60,464)
United States Dollar	11,380,000	British Pound	8,742,611	3/31/2020	160,022
Gross Unrealized Appreciation					319,949
Gross Unrealized Depreciation					(616,757)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	196,885,018	187,964,170
Affiliated issuers	8,203,655	8,203,655
Cash		64,286
Cash denominated in foreign currency	4,919,638	4,988,234
Receivable for investment securities sold		6,012,387
Dividends and interest receivable		1,609,180
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		319,949
Prepaid expenses		798
		209,162,659
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		157,250
Loan payable—Note 2		60,000,000
Payable for investment securities purchased		13,573,874
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		616,757
Interest and loan fees payable—Note 2		5,387
Directors’ fees and expenses payable		877
Other accrued expenses		91,274
		74,445,419
Net Assets ($)		134,717,240
Composition of Net Assets ($):
Paid-in capital		146,780,567
Total distributable earnings (loss)		(12,063,327)
Net Assets ($)		134,717,240

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	14,963,133
Net Asset Value Per Share ($)	9.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	6,322,421
Dividends from affiliated issuers	44,803
Total Income	6,367,224
Expenses:
Management fee—Note 3(a)	833,351
Interest expense and loan fees—Note 2	908,260
Professional fees	70,468
Custodian fees—Note 3(b)	40,300
Prospectus and shareholders’ reports	20,697
Registration fees	11,875
Shareholder servicing costs	7,482
Directors’ fees and expenses—Note 3(c)	6,817
Chief Compliance Officer fees—Note 3(b)	3,996
Miscellaneous	71,644
Total Expenses	1,974,890
Investment Income—Net	4,392,334
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,883,238)
Net realized gain (loss) on forward foreign currency exchange contracts	146,036
Net Realized Gain (Loss)	(1,737,202)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(52,813)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(640,254)
Net Change in Unrealized Appreciation (Depreciation)	(693,067)
Net Realized and Unrealized Gain (Loss) on Investments	(2,430,269)
Net Increase in Net Assets Resulting from Operations	1,962,065

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended February 29, 2020 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(51,546,231)
Proceeds from sales of portfolio securities	56,296,048
Net purchase (sales) of short-term securities	(826,644)
Dividends and interest received	6,894,043
Interest and loan fees paid	(935,330)
Paid to BNY Mellon Investment Adviser, Inc.	(839,051)
Operating expenses paid	(170,027)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	146,036
Net Cash Provided by Operating Activities		9,018,844
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,639,503)
Net Cash Provided (or Used) in Financing Activities		(5,639,503)
Effect of foreign exchange rate changes on cash		77,944
Net Increase (Decrease) in cash		3,457,285
Cash and cash denominated in foreign currency at beginning of period†		1,595,235
Cash and cash denominated in foreign currency at end of period		5,052,520
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		1,962,065
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by operating activities ($):
Decrease in investments in securities at cost		404,957
Decrease in dividends and interest receivable		526,819
Increase in receivable for investment securities sold		(5,885,395)
Decrease in prepaid expenses		11,465
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(5,700)
Increase in payable for investment securities purchased		11,286,849
Decrease in interest and loan fees payable		(27,070)
Decrease in Directors fees and expense payable		(1,804)
Increase in other accrued expenses		53,591
Net change in unrealized (appreciation) depreciation on investments		693,067
Net Cash Provided by Operating Activities		9,018,844
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		16,206

†	Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	4,392,334	10,323,655
Net realized gain (loss) on investments	(1,737,202)	(2,866,443)
Net change in unrealized appreciation (depreciation) on investments	(693,067)	(4,586,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,962,065	2,870,389
Distributions ($):
Distributions to shareholders	(4,847,795)	(9,694,970)
Capital Stock Transactions ($):
Distributions reinvested	16,206	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	16,206	-
Total Increase (Decrease) in Net Assets	(2,869,524)	(6,824,581)
Net Assets ($):
Beginning of Period	137,586,764	144,411,345
End of Period	134,717,240	137,586,764
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	1,759	-
Net Increase (Decrease) in Shares Outstanding	1,759	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Six Months Ended
	February 29, 2020	Year Ended August 31,
	(Unaudited)	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.20	9.65	9.84[b]
Investment Operations:
Investment income—net[c]	.29	.69	.56
Net realized and unrealized gain (loss) on investments	.16	(.49)	(.24)
Total from Investment Operations	.45	.20	.32
Distributions:
Dividends from investment income—net	(.65)	(.58)	(.49)
Dividends from net realized gain on investments	-	(.07)	-
Total Distributions	(.65)	(.65)	(.49)
Offering costs charged to paid-in capital	-	-	(.02)
Net asset value, end of period	9.00	9.20	9.65
Market value, end of period	9.32	9.29	9.17
Total Return (%)[d]	3.93[e]	9.08	(3.57)[e]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	2.90[f]	3.00	2.73[f]
Ratio of net expenses to average net assets	2.90[f]	2.99	2.73[f]
Ratio of interest expense to average net assets	1.33[f]	1.52	1.15[f]
Ratio of net investment income to average net assets	6.44[f]	7.43	6.92[f]
Portfolio Turnover Rate	32.45[e]	54.94	67.71[e]
Net Assets, end of period ($ x 1,000)	134,717	137,587	144,411
Average borrowings outstanding ($ x 1,000)	60,000	60,000	56,177
Weighted average number of fund
shares outstanding ($ x 1,000)	14,962	14,961	14,866
Average amount of debt per share ($)	4.01	4.01	3.78

a From October 27, 2017 (commencement of operations) to August 31, 2018.

b Reflects a deduction of $.16 per share sales load from the initial offering price of $10.00 per share.

c Based on average shares outstanding.

d Calculated based on market value.

e Not annualized.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) under the Investment Company Act of 1940, as amended (the “Act”), which is a diversified closed-end management investment company that has a limited term of approximately seven years. The fund’s investment objective is to seek high current income and to return at least $9.835 per share of Common Stock (the public offering price per Common Stock after deducting a sales load of $0.165 per Common Stock but before deducting offering costs of $0.02 per Common Stock (“Original NAV”)) to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	–	33,530,800	–	33,530,800
Corporate Bonds	–	61,920,320	–	61,920,320
Equity Securities- Common Stock	–	32,605††	–	32,605
Floating Rate Loan Interests	–	92,480,445	–	92,480,445
Investment Companies	8,203,655	–	–	8,203,655
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	–	319,949	–	319,949
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	–	(616,757)	–	(616,757)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(d) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(e) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(f) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(g) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On February 27, 2020, the Board declared a cash dividend of $0.054 per share from undistributed investment income-net, payable on March 26, 2020 to Shareholders of record as of the close of business on March 12, 2020. The ex-dividend date was March 11, 2020.

(h) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $2,498,733 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019 . These long term capital losses can be carried forward for an unlimited period.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $8,687,358 and long-term capital gains $1,007,612. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $68,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until October 27, 2020. Effective April 7, 2020, the Agreement was reduced from 68,000.000 to 58,000,000. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $87,760,445 as of February 29, 2020. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended February 29, 2020, total fees pursuant to the Agreement amounted to $908,260. These fees are included in Interest expense and loan fees in the Statement of Operations..

The average amount of borrowings outstanding under the Agreement during the period ended February 29, 2020 was $60,000,000, with a related weighted average annualized interest rate of 3.04% and is inclusive of all expenses related to the Agreement.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $6,100 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 29, 2020, the fund was charged $40,300 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $3,996 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $133,919, custodian fees of $22,000 and Chief Compliance Officer fees of $1,331.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydown) of investment securities, excluding short-term securities and forward contracts, during the period ended February 29, 2020, amounted to $63,481,770 and $62,493,572, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 29, 2020, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended February 29, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at February 29, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At February 29, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	319,949	(616,757)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	319,949	(616,757)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	319,949	(616,757)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 29, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	141,542		-	-	141,542
Goldman Sachs	178,407		(178,407)	-	-
Total	319,949		(178,407)	-	141,542

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs	(616,757)		178,407	-	(438,350)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended February 29, 2020:

Average Market Value ($)
Forward contracts	56,046,706

At February 29, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $9,217,656, consisting of $2,185,987 gross unrealized appreciation and $11,403,643 gross unrealized depreciation.

At February 29, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the fund is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund‘s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end loan participation, general bond and high yield (leveraged) funds (the “Performance Group”) and with a broader group of leveraged closed-end loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of leveraged closed-end loan participation funds, general bond funds and high yield (leveraged) funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above and below the Performance Group median for the one- and two-year periods, respectively, and was above the Performance Universe median for both periods; the fund’s total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for both periods. The Board also considered that, on both a net asset value basis and market price basis, the fund’s yield performance was below the Performance Group median and above the Performance Universe median for the two one-year periods ended December 31st, except the one-year period ended December 31, 2019, when yield performance was below the Performance Universe median on a market price basis.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees as a percentage of average net assets and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median; the fund’s actual management fee, based on both common assets alone and on common assets and leveraged assets together, was higher than the Expense Group and Expense Universe medians; and the fund’s total expenses, based on both common assets alone and on common assets and leveraged assets together, were higher than the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Adviser and Alcentra in managing the fund’s assets. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel
Stephen J. Lockwood	Chief Compliance Officer
Roslyn M. Watson	Joseph W. Connolly
Benaree Pratt Wiley
Portfolio Managers
Officers	Chris Barris
President	Kevin Cronk
Renee-Laroche-Morris	Leland Hart
Chief Legal Officer	Hiram Hamilton
Bennett A. MacDougall	Adviser
Vice President and Secretary	BNY Mellon Investment Adviser, Inc.
James Bitetto	Sub-Investment Adviser
Vice Presidents and Assistant Secretaries	Alcentra NY, LLC
Sonalee Cross	Custodian
Deirdre Cunnane	The Bank of New York Mellon
Sarah S. Kelleher	Counsel
Jeff Prusnofsky	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Natalya Zelensky	Dividend Disbursing Agent
Computershare Inc.
Vice President	Stock Exchange Listing
David DiPetrillo	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
Station, TX 77842

Ticker Symbol:	DCF

For more information about the fund, visit www.imbnymellon.com/us. Here you will find the fund’s most recently available quarterly fact sheets and portfolio manager commentary, and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0822SA0220

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

                        The fund did not participate in a securities lending program during this period

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      April 24, 2020

5

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6